CORPORATE GUARANTY


                  THIS CORPORATE GUARANTY (this "GUARANTY") is made this
             27th day of February, 1998, by

             LUND INTERNATIONAL HOLDINGS, INC., a Delaware corporation ("HOLDINGS");

             DEFLECTA-SHIELD CORPORATION, a Delaware corporation,
             LUND INDUSTRIES, INCORPORATED, a Minnesota corporation, BELMOR AUTOTRON CORP., a Delaware corporation,
             DFM CORP., an Iowa corporation,
             (each a "BORROWER" and, collectively, "BORROWERS");

             LUND ACQUISITION CORP., a Minnesota corporation,
             BAC ACQUISITION CO., a Delaware corporation,
             TRAILMASTER PRODUCTS, INC., a Delaware corporation,
             DELTA III, INC., a Delaware corporation
             (each an "ACTIVE SUBSIDIARY" and, collectively, "ACTIVE SUBSIDIARIES"),
             (each of Holdings, Borrowers and Active Subsidiaries are in their individual capacities referred to herein as a guarantor under this Guaranty, "GUARANTOR" and, collectively, "GUARANTORS"),

             in favor of HELLER FINANCIAL, INC., as Agent (the "AGENT") for the benefit of all Lenders (as such term is defined below).

                                       RECITALS
                                       --------

                  A.   Financial Accommodations.  Guarantors are entering
                       ------------------------
             into that certain Credit Agreement dated as of the date hereof with Agent and certain financial institutions from time to time party thereto (collectively, "LENDERS") (as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "CREDIT AGREEMENT") providing for loans and other financial accommodations to be made by Lenders to Borrowers.

                  B.   Purpose.  Borrowers desire such financial
                       -------
             accommodations pursuant to the Credit Agreement for the purpose of (i) funding the repayment of certain indebtedness of Borrowers, (ii) providing working capital financing for Borrowers and (iii) providing funds for Permitted Acquisitions (other than the Deflecta Acquisition) and other general corporate purposes of Borrowers.

                  C.   Inducement.    Guarantors are part of the same
                       ----------
             affiliated enterprise and as such, will derive direct and indirect economic benefits from the making of loans and other financial accommodations under the Credit Agreement.

                  In consideration of the foregoing, and for other good
             and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby agrees with Agent for its benefit and the benefit of Lenders as follows:

             SECTION 1 DEFINED TERMS
                       -------------

                  All capitalized terms used herein and not otherwise
             defined shall have the meanings assigned to such term in the Credit Agreement.

             SECTION 2 THE GUARANTY
                       ------------

                  2.1  GUARANTY OF OBLIGATIONS.  Each Guarantor jointly,
                       -----------------------
             severally, unconditionally and absolutely guarantees the full and prompt payment and performance when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of the indebtedness, liabilities and obligations of every kind and nature of Borrowers to Agent or Lenders arising under or in any way relating to the Credit Agreement or any of the other Loan Documents, howsoever created, incurred or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, due or to become due, and howsoever owned, held or acquired by Agent, for the benefit of Lenders (collectively, the "OBLIGATIONS"). Without limitation to the foregoing, the Obligations shall include (a) all reasonable attorneys' and paralegals' fees, costs and expenses and all court costs and costs of appeal incurred by Agent in collecting any amount due Lenders under this Guaranty or in prosecuting any action against any Borrower, any Guarantor or any other guarantor with respect to all or any part of the Obligations and (b) all interest, fees, costs and expenses due Lenders after the filing of a bankruptcy petition by or against any Borrower regardless of whether such amounts can be collected during the pendency of the bankruptcy proceedings.

                  2.2  CONTINUING GUARANTY; GUARANTY OF PAYMENT. This
                       ----------------------------------------
             Guaranty is a continuing guaranty of the Obligations, and each Guarantor agrees that the obligations of such Guarantor to Agent, for the benefit of Lenders, hereunder shall be primary obligations, shall not be subject to any counterclaim, set-off, abatement, deferment or defense based upon any claim that such Guarantor may have against Agent, any Borrower, or any other person or entity, and shall remain in full force and effect without regard to, and shall not be released, discharged or affected in any way by any circumstances or condition (whether or not such Guarantor shall have any knowledge thereof) including, without limitation: (a) the attempt or the absence of any attempt by Agent to obtain payment or performance by any Borrower or any other guarantor (this being a guaranty of payment and performance and not of collection); (b) Agent's delay in enforcing Guarantors' Obligations hereunder, or any prior partial exercise by Agent of any right or remedy against any Guarantor hereunder; (c) the lack of validity or enforceability of, or Agent's waiver or consent with respect to, any provision of any instrument evidencing, securing or otherwise relating to the Obligations, or any part thereof;
             (d) the failure by Agent to take any steps to perfect, maintain and enforce its security interests, or to preserve its rights to any security or collateral, for the Obligations; (e) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, liquidation, marshalling of assets and liabilities or similar events or proceedings with respect to any Borrower or any Guarantor, as applicable, or any of their respective properties (each, an "INSOLVENCY PROCEEDING"), or any action taken by Agent, any trustee or receiver or by any court in any such proceeding; (f) in any proceeding under Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended (the "BANKRUPTCY CODE"), (i) any election by Agent under Section 1111(b)(2) of the Bankruptcy Code, (ii) any borrowing or grant of a security interest by any Borrower as debtor-in-possession under Section 364 of the Bankruptcy Code, (iii) the inability of Agent to enforce the Obligations against any Borrower by application of the automatic stay provisions of
             Section 362 of the Bankruptcy Code, or (iv) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Agent's claim(s) against any Borrower for repayment of the Obligations; (g) the failure of any Guarantor to receive notice of any intended disposition of the collateral for the Obligations; (h) any merger or consolidation of any Borrower into or with any other entity, or any sale, lease or transfer of any of the assets of any Borrower or any Guarantor to any other person or entity; (i) any change in the ownership of any Borrower or any change in the relationship between any Borrower and any Guarantor, or any termination of any such relationship; and (k) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of any Borrower, any Guarantor or any other guarantor.

                  Each Guarantor hereby expressly waives and surrenders
             any defense to its liability under this Guaranty based upon any of the foregoing acts, omissions, agreements, waivers or matters. It is the purpose and intent of this Guaranty that the obligations of each Guarantor hereunder shall be joint, several, absolute and unconditional under any and all circumstances.

                  2.3  RIGHTS OF AGENT.  Agent is hereby authorized,
                       ---------------
             without notice to or demand of Guarantors and without affecting the liability of Guarantors hereunder, to take any of the following actions from time to time: (a) increase or decrease the amount of, or renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Obligations, or otherwise modify, amend or change the terms of any promissory note or other agreement evidencing, securing or otherwise relating to any of the Obligations, including, without limitation, the making of additional advances thereunder; (b) accept and apply any payments on or recoveries against the Obligations from any source, and any proceeds of any security therefor, to the Obligations in such manner, order and priority as Agent may elect; (c) take, hold, sell, release or otherwise dispose of all or any security for the Obligations or the payment of this Guaranty; (d) settle, release, compromise, collect or otherwise liquidate the Obligations or any portion thereof;
             (e) accept, hold, substitute, add or release any other guaranty or endorsements of the Obligations; and (f) at any time after maturity of the Obligations, appropriate and apply toward payment of the Obligations (i) any indebtedness due or to become due from Agent to any Guarantor, and (ii) any moneys, credits, or other property belonging to any Guarantor at any time held by or coming into the possession of Agent or any affiliates thereof, whether for deposit or otherwise.

             SECTION 3 GUARANTORS' WAIVERS
                       -------------------

                  3.1  STATUTES OF LIMITATION.  Each Guarantor
                       ----------------------
             irrevocably waives all statutes of limitation as a defense to any action or proceeding brought against such Guarantor by Agent, to the fullest extent permitted by law.

                  3.2  ELECTION OF REMEDIES.  Each Guarantor irrevocably
                       --------------------
             waives any defense based upon an election of remedies made by Agent or any other election afforded to Agent pursuant to applicable law, including, without limitation, (a) any election to proceed by judicial or nonjudicial foreclosure or by deed in lieu thereof, or any election of remedies which destroys or otherwise impairs the subrogation rights of such Guarantor or the rights of such Guarantor to proceed against any Borrower for reimbursement, or both, (b) the waiver by Agent, either by action or inaction of Agent or by operation of law, of a deficiency judgment against Borrowers, and (c) any election pursuant to an Insolvency Proceeding.

                  3.3  RIGHTS OF SUBROGATION AND OTHER RIGHTS.  Each
                       --------------------------------------
             Guarantor irrevocably waives (a) all rights at law or in
             equity to seek subrogation, contribution, indemnification or any other form of reimbursement or repayment from any Borrower or any other person or entity now or hereafter primarily or secondarily liable for any of the Obligations for any disbursements made by any Guarantor under or in connection with this Guaranty, (b) all claims of any kind or type against any Borrower as a result of any payment made by Guarantor to Agent, and (c) any right to participate in any security now or hereafter held by Agent. In furtherance, and not in limitation, of the foregoing, each Guarantor agrees that any payment to Agent pursuant to this Guaranty shall be deemed a contribution to the capital of any Borrower or other obligated party and shall not constitute such Guarantor a creditor of such party. Each Guarantor further agrees that to the extent the waiver of its rights of subrogation as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation such Guarantor may have against any Borrower or against any collateral or security for any of the Obligations shall be junior and subordinate to any rights Agent may have against any Borrower and to all right, title and interest Agent may have in such collateral or security.

                  3.4  DEMANDS AND NOTICES.   Each Guarantor irrevocably
                       -------------------
             waives all presentments, demands for performance, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Obligations, and demands and notices of every kind that may be required to be given by any statute or rule or law.

                  3.5  BORROWER INFORMATION; OTHER DEFENSES.  Each
                       ------------------------------------
             Guarantor irrevocably waives (a) any duty of Agent to advise such Guarantor of any information known to Agent regarding the financial condition of any Borrower (it being the obligation of such Guarantor to keep informed regarding such condition), and (b) any defense based on any claim that such Guarantor's obligations exceed or are more burdensome than those of any Borrower, and any and all other defenses now or at any time hereafter available to such Guarantor at law or in equity.

             SECTION 4  LIMITATION ON GUARANTEED OBLIGATIONS
                       ------------------------------------

                  Notwithstanding any provision herein contained to the
             contrary, each Guarantor's liability hereunder solely in its capacity as a Guarantor under this Guaranty shall be limited to an amount not to exceed as of any date of determination the maximum amount which could be claimed by the Agent and Lenders from any Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

             SECTION 5 CONTRIBUTION WITH RESPECT TO GUARANTY
                       -------------------------------------
                  OBLIGATIONS.
                  -----------

                  To the extent that any Guarantor shall make a payment
             under this Guaranty of all or any of the Obligations (a "Guarantor Payment") which, taking into account all other Guarantor Payments then previously or concurrently made by the other Guarantors, exceeds the amount which such Guarantor would otherwise have paid if each Guarantor had paid the aggregate Obligations satisfied by such Guarantor Payment in the same proportion that such Guarantor's "Allocable Amount" (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of all Guarantors as determined immediately prior to the making of such Guarantor Payment, then, notwithstanding Section 3.3 of this Guaranty, such
             ----
             Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each of the other Guarantors for the amount of such excess, pro rata
                                                                 --- ----
             based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

                  As of any date of determination, the "Allocable Amount"
                                                        ----------------
             of any Guarantor shall be equal to the maximum amount of the claim which could then be recovered from such Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

                  This Section 5 is intended only to define the relative
                       ---------
             rights of the Guarantors, and nothing set forth in this
             Section 5 is intended to or shall impair the obligations of
             ---------
             any of the Guarantors to pay any amounts to or for the benefit of the Agents and Lenders, as and when the same shall become due and payable in accordance with the terms of this Guaranty and in accordance with the terms of the Credit Agreement.

                  The parties hereto acknowledge that the rights of
             contribution and indemnification hereunder shall constitute assets of any Guarantor to which such contribution and indemnification is owing.

             SECTION 6 REPRESENTATIONS AND WARRANTIES
                       ------------------------------

                  Each Guarantor jointly and severally represents and
             warrants to Agent as follows:

                  6.1  EXISTENCE; AUTHORITY; EXECUTION.    Each Guarantor
                       -------------------------------
             hereby represents and warrants that: (a) it is duly organized, validly existing, and in good standing under the laws of the state of its incorporation; and (b) this Guaranty has been duly and validly authorized, executed and delivered and constitutes the binding obligations of the Guarantors, enforceable in accordance with its terms.

                  6.2  [INTENTIONALLY OMITTED]

                  6.3  NO DEFAULTS.  There is no existing event of
                       -----------
             default, and no event has occurred which with the passage of time and/or the giving of notice or both will constitute an event of default, under any agreement to which any Guarantor is a party, the effect of which event of default will impair performance by any Guarantor of the Obligations pursuant to and as contemplated by the terms of this Guaranty, and neither the execution and delivery of this Guaranty nor compliance with the terms and provisions hereof will violate any presently existing provision of law or any presently existing regulation, order, writ, injunction or decree of any court or governmental department, commission, board, bureau, agency or instrumentality, or constitute a default under, any agreement to which any Guarantor is a party or by which any Guarantor is bound and which could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

                  6.4  NO LITIGATION.  There are no actions, suits or
                       -------------
             proceedings pending or, to the knowledge of any Guarantor, threatened against any Guarantor before any court or any governmental, administrative, regulatory, adjudicatory or arbitrational body or agency of any kind that will adversely affect performance by any Guarantor of its obligations pursuant to and as contemplated by the terms and provisions of this Guaranty.

                  6.5  ACCURACY.  Neither this Guaranty nor any document,
                       --------
             financial statement, credit information, certificate or statement heretofore furnished or required herein to be furnished to Agent by each Guarantor contains any untrue statement of fact or omits to state a fact material to this Guaranty.

             SECTION 7 EVENTS OF DEFAULT
                       -----------------

                  Upon the occurrence of any of the following events,
             Agent may, without notice to Borrowers or Guarantors, declare any or all of the Obligations, whether or not then due, immediately due and payable by Guarantors under the Guaranty, and Agent shall be entitled to enforce the obligations of Guarantors hereunder:

                  7.1  DEFAULT BY BORROWER.  Any Borrower shall default
                       -------------------
             in the payment or performance of any of the Obligations guarantied hereby, after giving effect to any applicable notice and cure provisions.

                  7.2  FAILURE TO PERFORM.  Any Guarantor fails to
                       ------------------
             perform any of its obligations under this Guaranty or any agreement under which security is given therefor, or this Guaranty is revoked or terminated by any Guarantor, or any representation or warranty made or given by any Guarantor to Agent proves to be false or misleading in any material respect on the date made.

                  7.3  INSOLVENCY PROCEEDING.  The making by any
                       ---------------------
             Guarantor of any assignment for the benefit of creditors, or a trustee or receiver being appointed for any Guarantor or for any property of any Guarantor, or any Guarantor becoming insolvent or the subject of any Insolvency Proceeding and, in the case of such a proceeding being commenced against any Guarantor, such proceeding is not dismissed within forty-five (45) days following the commencement date thereof.

                  7.4  DISSOLUTION. Any Guarantor dissolves or
                       -----------
             liquidates, or the business of any Guarantor is suspended or terminated for any reason, except as expressly permitted under the Credit Agreement.


             SECTION 8 MISCELLANEOUS
                       -------------

                  8.1  REVIVAL AND REINSTATEMENT.  If at any time all or
                       -------------------------
             any part of any payment theretofore applied by Agent to any of the Obligations is or must be rescinded or returned by Agent for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Borrower), such Obligations shall, for the purposes of this Guaranty, to the extent such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Agent, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by Agent had not been made.

                  8.2  NO MARSHALING.  Agent has no obligation to marshal
                       -------------
             any assets in favor of any Guarantor, or against or in payment of (a) any of the Obligations, or (b) any other obligation owed to Agent by any Guarantor, any Borrower, or any other person.

                  8.3  NO MODIFICATION, WAIVER OR RELEASE WITHOUT
                       ------------------------------------------
             WRITING.  Except as may otherwise be expressly set forth
             -------
             herein, this Guaranty may not be modified, amended, revised, revoked, terminated, changed or varied in any way whatsoever, nor shall any waiver of any of the provisions of this Guaranty be binding upon Agent, except as expressly set forth in a writing duly executed by Agent. No waiver by Agent of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by Agent permitted hereunder shall in any way affect or impair Agent's rights or the obligations of any Guarantor under this continuing Guaranty.

                  8.4  ASSIGNMENT; SUCCESSORS AND ASSIGNS.  No Guarantor
                       ----------------------------------
             may assign its obligations or liabilities under this Guaranty without the prior written consent of all Lenders. Subject to the preceding sentence, this Guaranty shall be binding upon the parties hereto and their respective heirs, executors, successors, representatives and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns. Agent may assign its rights under this Guaranty.

                  8.5  INTEGRATION.  This Guaranty and the other Loan
                       -----------
             Documents represent the entire agreement of each Guarantor with respect to the subject matter of this Guaranty.


                  8.6  RIGHTS CUMULATIVE.  All of Agent's rights under
                       -----------------
             this Guaranty are cumulative. The exercise of any one right does not exclude the exercise of any other right given in this Guaranty or any other right of Agent not set forth in this Guaranty.

                  8.7  SEVERABILITY.  Whenever possible each provision of
                       ------------
             this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

                  8.8  MATERIAL INDUCEMENT; CONSIDERATION.  Each
                       ----------------------------------
             Guarantor acknowledges and agrees that Agent is specifically relying upon the representations, warranties, agreements and waivers contained herein and that such representations, warranties, agreements and waivers constitute a material inducement to Agent to accept this Guaranty and to enter into the Credit Agreement, the other Loan Documents and the transactions contemplated therein. Each Guarantor further acknowledges that it expects to benefit from Agent's extension of financing accommodations to Borrowers because of its relationship to Borrowers, and that it is executing this Guaranty in consideration of that anticipated benefit.

                  8.9  INDEMNIFICATION.  Each Guarantor jointly and
                       ---------------
             severally agrees to indemnify, pay and hold Agent and its officers, directors, employees, agents, and attorneys (collectively called the "INDEMNITEES") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitees shall be designated a party thereto) that may be imposed on, incurred by, or asserted against that Indemnitees, in any manner relating to or arising out of this Guaranty or the exercise of any right or remedy hereunder or under the other documents pertaining to the Obligations (the "INDEMNIFIED LIABILITIES"); provided that Guarantors shall have no
                            --------
             obligation to an Indemnitees hereunder with respect to indemnified Liabilities arising from the gross negligence or willful misconduct of that Indemnitees as determined by a court of competent jurisdiction. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Guarantors shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnitees Liabilities incurred by the Indemnitees or any of them.

                  8.10 COUNTERPARTS.  This Guaranty may be executed in
                       ------------
             counterparts, each of which shall be deemed an original, but all of which, when taken together, shall be deemed one and the same agreement.

                  8.11 GOVERNING LAW.  This Guaranty shall be governed by
                       -------------
             and construed in accordance with the internal laws of the State of New York, without regard to conflicts of law principles.

                  8.12 VENUE. EACH GUARANTOR HEREBY CONSENTS TO THE
                       -----
             JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK AND THE STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE LITIGATED IN SUCH COURTS. EACH GUARANTOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH GUARANTOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH GUARANTOR, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

                  8.13 WAIVER OF JURY TRIAL.  EACH GUARANTOR AND AGENT
                       --------------------
             HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. EACH GUARANTOR AND AGENT ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS GUARANTY AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH GUARANTOR AND AGENT WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

                  8.14 WAIVERS.  THE WAIVERS SET FORTH HEREIN (INCLUDING,
                       -------
             WITHOUT LIMITATION, SECTIONS 2.2 AND 3 ABOVE) ARE KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY EACH GUARANTOR, AND EACH GUARANTOR ACKNOWLEDGES THAT NEITHER AGENT NOR ANY PERSON ACTING ON BEHALF OF AGENT HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THESE WAIVERS OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. EACH GUARANTOR FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THESE WAIVERS BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THESE WAIVERS WITH COUNSEL.

                               [SIGNATURE PAGES FOLLOW]


                  IN WITNESS WHEREOF, each Guarantor has caused this
             Guaranty to be duly executed and delivered by its duly authorized officer as of the date and year first above written.

                                      LUND INTERNATIONAL HOLDINGS, INC.


                                      By: /s/ Ira D. Kleinman
                                          ------------------------------
                                      Name: Ira D. Kleinman
                                      Title:   Chairman of the Board of
                                               Directors


                                      LUND INDUSTRIES, INCORPORATED


                                      By: /s/ Ira D. Kleinman
                                          ------------------------------
                                      Name: Ira D. Kleinman
                                      Title:   Chairman of the Board of
                                               Directors


                                      DEFLECTA-SHIELD CORPORATION


                                      By: /s/ Ira D. Kleinman
                                          ------------------------------
                                      Name: Ira D. Kleinman
                                      Title:   Chairman of the Board of
                                               Directors


                                      BELMOR AUTOTRON CORP.


                                      By: /s/ Ira D. Kleinman
                                          ------------------------------
                                      Name: Ira D. Kleinman
                                      Title:   Chairman of the Board of
                                               Directors


                                      DFM CORP.

                                      By: /s/ Ira D. Kleinman
                                          ------------------------------
                                      Name: Ira D. Kleinman
                                      Title:   Chairman of the Board of
                                               Directors



                     [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
                        [SIGNATURE PAGE TO CORPORATE GUARANTY]



                                      LUND ACQUISITION CORP.


                                      By: /s/ Ira D. Kleinman
                                          ------------------------------
                                      Name: Ira D. Kleinman
                                      Title:   Chairman of the Board of
                                               Directors


                                      BAC ACQUISITION CO.


                                      By: /s/ Ira D. Kleinman
                                          ------------------------------
                                      Name: Ira D. Kleinman
                                      Title:   Chairman of the Board of
                                               Directors


                                      TRAILMASTER PRODUCTS, INC.


                                      By: /s/ Ira D. Kleinman
                                          ------------------------------
                                      Name: Ira D. Kleinman
                                      Title:  Chairman of the Board of
                                              Directors


                                      DELTA III, INC.


                                      By: /s/ Ira D. Kleinman
                                          ------------------------------
                                      Name: Ira D. Kleinman
                                      Title:  Chairman of the Board of
                                              Directors





             ACKNOWLEDGED AND ACCEPTED BY:

             HELLER FINANCIAL, INC.,
               as Agent


             By: /s/ Daniel J. Marszalek
                 -----------------------------
             Name: Daniel J. Marszalek
             Title: Senior Vice President



                        [SIGNATURE PAGE TO CORPORATE GUARANTY]